SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         March 19, 2003 (March 7, 2003)



                                  TRAFFIX, INC.
             (Exact Name of registrant as specified in its charter)



           Delaware                        0-27046               22-3322277
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


  One Blue Hill Plaza                                               10965
 Pearl River, New York                                            (Zip Code)
(Address of principal
  executive offices)


       Registrant's telephone number, including area code: (845) 620-1212

                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                 MARCH 19, 2003

                                ITEMS IN FORM 8-K
                                -----------------


                                                                        PAGE
                                                                        ----
Facing Page

Item 5.              Other Events                                          3

Item 7.              Financial Statements and Exhibits                     3

Signatures

Exhibit Index

ITEM 5.  OTHER EVENTS.

                  On March 7, 2003, Traffix, Inc. consummated the sale of its 51% interest in Montvale Management, LLC. This Current Report on Form 8-K incorporates by reference our press release dated March 19, 2003 relating to such sale. A copy of the press release is included as
         Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)    EXHIBITS

         EXHIBIT
         NUMBER         DESCRIPTION
         ------         -----------

         10.1* Agreement of Purchase and Sale of Membership Interest, dated as of March 7, 2003, by and among Traffix, Inc., Mortgage Industry Consultants, LLC and Montvale Management, LLC

         99.1*          March 19, 2003 Press Release


         ---------------------
         * Filed herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2003                            TRAFFIX, INC.


                                                 By:  /s/ JEFFREY L. SCHWARTZ
                                                      --------------------------
                                                      Jeffrey L. Schwartz
                                                      Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
------        -----------

10.1* Agreement of Purchase and Sale of Membership Interest, dated as of March 7, 2003, by and among Traffix, Inc., Mortgage Industry Consultants, LLC and Montvale Management, LLC

99.1*          March 19, 2003 Press Release


---------------------
* Filed herewith